                                                                    EXHIBIT 10.4



                  AMENDMENTS TO SECURITIES PURCHASE AGREEMENTS

                  THESE AMENDMENTS TO THE SECURITIES PURCHASE AGREEMENTS by and among Gabriel Communications, Inc. (the "Company") and the Purchasers named therein (1) dated as of November 18, 1998, as amended by agreements dated as of December 14, 1998 and March 31, 2000 (the "Series A Purchase Agreement"), (2) dated as of December 13, 1999, as amended by agreement dated as of March 31, 2000 (the "Series A-1 Purchase Agreement") and (3) dated as of March 31, 2000 (the "Series B Purchase Agreement") (collectively, the "Securities Purchase Agreements"), are made this 25th day of October, 2000 by and among the Company and the Purchasers named herein.

                  WHEREAS, the Series A Purchase Agreement, the Series A-1 Purchase Agreement and the Series B Purchase Agreement provide for the sale by the Company and the purchase by the Purchasers named therein of the Company's Series A, Series A-1 and Series B Convertible Preferred Stock, respectively (capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Securities Purchase Agreements);

                  WHEREAS, the undersigned Purchasers together constitute "Majority Holders" under each of the Securities Purchase Agreements as of the date hereof;

                  WHEREAS, the parties desire to amend the Securities Purchase Agreements in certain respects, as more fully set forth below;

                  NOW THEREFORE, in consideration of the premises and mutual covenants set forth in the Securities Purchase Agreements, as well as the mutual covenants set forth herein, and in accordance with Article XIV of each of the Securities Purchase Agreements, the parties agree as follows:

                  1. AMENDMENT TO SERIES A PURCHASE AGREEMENT. Section 7.18 shall be revised to read in its entirety as follows:

                  "Section 7.18. Payments on Permitted Indebtedness. Neither the Company nor any of its Subsidiaries shall make (i) any payments of the Indebtedness represented by the Permitted Indebtedness except as specifically required by the terms of the Permitted Indebtedness or (ii) any prepayments (other than mandatory prepayments) of such Permitted Indebtedness."

                  2. AMENDMENT TO SERIES A-1 PURCHASE AGREEMENT. Section 7.18 shall be revised to read in its entirety as follows:

                  "Section 7.18. Payments on Permitted Indebtedness. Neither the Company nor any of its Subsidiaries shall make (i) any payments of the Indebtedness represented by the Permitted Indebtedness except as specifically required by the terms of the Permitted Indebtedness or (ii) any prepayments (other than mandatory prepayments) of such Permitted Indebtedness."

                  3. AMENDMENTS TO SERIES B PURCHASE AGREEMENT.

                  (a) Amendment to Section 2.4. The first sentence of Section
2.4 shall be revised to read in its entirety as follows:

                  "At any time on or before November 30, 2000 and subject to the prior approval of the Board of Directors, the Company may sell, in one or more closings (each a "Subsequent Closing") up to the balance of the authorized shares of Series B Preferred Stock not sold or subscribed for at the Closing to lender participants in the Company's proposed expanded secured credit facility."

                  (b). Amendment to Section 7.18. Section 7.18 shall be revised to read in its entirety as follows:

                  "Section 7.18. Payments on Permitted Indebtedness. Neither the Company nor any of its Subsidiaries shall make (i) any payments of the Indebtedness represented by the Permitted Indebtedness except as specifically required by the terms of the Permitted Indebtedness or (ii) any prepayments (other than mandatory prepayments) of such Permitted Indebtedness."

                  4. Except as amended hereby, each of the Securities Purchase Agreements, and all of their respective terms and conditions, shall remain in full force and effect.


                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Securities Purchase Agreements as of the day and year first above written.


                                 GABRIEL COMMUNICATIONS, INC.


                                 By: /s/ JOHN P. DENNEEN
                                     ------------------------------------------

Effective as of October 25, 2000:


ONELIBERTY FUND IV, L.P.                             ONELIBERTY ADVISORS FUND IV, L.P.
By:  OneLiberty Partners IV, L.L.C.                  By:  OneLiberty Partners IV, L.L.C.
Its:  General Partner                                Its:  General Partner

By: /s/ STEPHEN J. RICCI                             By: /s/ STEPHEN J. RICCI
    -------------------------------------                --------------------------------------
         Managing Member                                      Managing Member


GS CAPITAL PARTNERS III, L.P.                        GS CAPITAL PARTNERS III OFFSHORE, L.P.
By:  GS Advisors III, L.P.                           By:  GS Advisors III (Cayman), L.P.
Its:  General Partner                                Its:  General Partner
By:  GS Advisors III, L.L.C.                         By:  GS Advisors III, L.L.C.
Its:  General Partner                                Its:  General Partner

By: /s/ BYRON D. TROTT                               By: /s/ BYRON D. TROTT
    -------------------------------------                --------------------------------------


GOLDMAN, SACHS & CO.
VERWALTUNGS GmbH

By: /s/ BYRON D. TROTT
    -------------------------------------
         Managing Director

By:
    -------------------------------------
         Registered Agent


STONE STREET FUND 2000, L.P.                         BRIDGE STREET SPECIAL
By: Stone Street 2000, L.L.C.                        OPPORTUNITIES FUND 2000, L.P.
Its:  General Partner                                By: Bridge Street Special Opportunities
                                                         2000, L.L.C.
By:  /s/ BYRON D. TROTT                              Its:  General Partner
     -------------------------------------
                                                     By: /s/ BYRON D. TROTT
                                                         --------------------------------------

STONE STREET FUND 1998, L.P.                         BRIDGE STREET FUND 1998, L.P.
By:  Stone Street Advantage Corp.                    By:  Stone Street Advantage Corp.
Its:  General Partner                                Its:  General Partner

By: /s/ BYRON D. TROTT                               By: /s/ BYRON D. TROTT
    -------------------------------------                --------------------------------------

J. H. WHITNEY IV, L.P.                               CENTENNIAL FUND V, L.P.
By:  J. H. Whitney Equity Partners IV, LLC           By:  Centennial Holdings V, L.P.
Its:  General Partner                                Its:  General Partner


By:  /S/   WILLIAM LAVERACK, JR.                     By: /S/   STEVEN C. HALSTEDT
   -------------------------------------                --------------------------------------
                                                                Steven C. Halstedt
                                                                A General Partner


J.H. WHITNEY III, L.P.                               WHITNEY STRATEGIC PARTNERS III,
By: J.H. Whitney Equity Partners III, LLC            L.P.
Its:  General Partner                                By:
                                                     Its:  General Partner
By:  /S/    WILLIAM LAVERACK, JR.
    -------------------------------------            By:  /S/    WILLIAM LAVERACK, JR.
                                                         --------------------------------------

CHASE VENTURE CAPITAL ASSOCIATES, L.P.               NORWEST EQUITY PARTNERS VI, L.P.
By: Chase Capital Partners                           By:
Its:  General Partner                                Its:  General Partner

By:  /S/     MICHAEL R. HANNON                       By: /S/     ERIK M. TORGENSEN
- -------------------------------------                --------------------------------------
             General Partner

TELECOM PARTNERS II, L.P.                            DON INVESTMENT GROUP, L.P.
By:  Telecom Management II, L.L.C.,                  By:  BGC Investors, Inc.
Its:  General Partner                                Its:  General Partner

By:  /s/   MARK D. ADOLPH                            By:  /S/      G. MILLER
    -------------------------------------                --------------------------------------
Name and Title:  MARK D. ADOLPH, C.O.O.              Name and Title:    G. Miller, V.P.
               --------------------------                            --------------------------

MERITAGE PRIVATE EQUITY FUND, L.P.                   MERITAGE PRIVATE EQUITY PARALLEL
                                                     FUND, L.P.

By:  Meritage Investment Partners, LLC               By:  Meritage Investment Partners, LLC
Its:  General Partner                                Its:  General Partner

By:  /S/        JOHN GARRETT                         By:  /S/        JOHN GARRETT
    -------------------------------------                --------------------------------------

MERITAGE ENTREPRENEURS FUND, L.P.

By:  Meritage Investment Partners, LLC
Its:  General Partner

By:  /S/        JOHN GARRETT
    -------------------------------------

BROOKS INVESTMENTS, L.P.                             RAB PARTNERSHIP, L.P.

By:  Brooks Investments, Inc.                        By:   /s/ JOHN K. BROOKS
Its:  General Partner                                    --------------------------------------
                                                     Name and Title:    Trustee
By:   /s/ JOHN K. BROOKS                                             --------------------------
    -------------------------------------
Name and Title:   Chairman
                -------------------------

/s/ ROSS BOPP                                        /s/ LARRY W. BRITT
- -----------------------------------------            ------------------------------------------
Ross Bopp                                            Larry W. Britt

                                                     Brian L. Butler and Susan L. Butler
/s/ EDWARD CADIEUX                                   Joint Caring Trust dated July 7, 1988
- -----------------------------------------
Edward Cadieux
                                                     By:  /s/ BRIAN  BUTLER
                                                         --------------------------------------
/s/ JANET M. WENDEL                                                   Trustee
- -----------------------------------------
Janet M. Wendel

Thomas P. Erickson Individual Retirement
Account                                              /s/ JOHN P. DENNEEN
                                                     ------------------------------------------
By: /s/ THOMAS P. ERICKSON                                       John P. Denneen
   --------------------------------------
Name:
                                                     Marguerite A. Forrest Revocable Trust
/s/ JENNIFER GARNER                                  U/T/A dated August 11, 1998
- -----------------------------------------
Jennifer Garner
                                                     By: /s/ MARGUERITE A. FORREST
                                                         --------------------------------------
                                                                           Trustee
/s/ JEFFREY M. JAY                                   /s/ GERARD J. HOWE
- -----------------------------------------            ------------------------------------------
Jeffrey M. Jay                                       Gerard J. Howe

/s/ RICHARD SCOTT  10/30/2000
- -----------------------------------------            ------------------------------------------
Richard Scott                                        Kevin J. Keaveny

/s/ DAVID L. SOLOMON                                 /s/ RICHARD G. SIKORA
- -----------------------------------------            ------------------------------------------
David L. Solomon                                     Richard G. Sikora

/s/ CHRISTOPHER A. THORNTON                          /s/ GREGORY H. TRUITT
- -----------------------------------------            ------------------------------------------
Christopher A. Thornton                              Gregory H. Truitt


Estate of Robert A. Brooks                           Tettambel Investments LLC

By: /s/ JOHN K. BROOKS                               By: /s/ TIM TETTAMBEL
    -------------------------------------                --------------------------------------
         Personal Representative                     Name:  TIM TETTAMBEL
                                                     Title: MANAGER
By: /s/ M. BROOKS                                           10-30-00
    -------------------------------------
         Personal Representative

By: /s/ JOANNE M. BROOKS
    -------------------------------------
         Personal Representative